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                                                               EXHIBIT   10.2

                             FIRST AMENDMENT TO THE
                       MANTECH INTERNATIONAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN

      AMENDMENT to the ManTech International Corporation Employee Stock Ownership Plan (the "Plan") by the ManTech International Corporation (the "Company").

      The Company maintains the Plan, effective as of January 1, 1999. The Company has the power to amend the Plan and now wishes to do so.

      NOW THEREFORE, the Plan is amended as follows:

1. Effective as of January 1, 1999, Section 1.14 of the Plan is amended by deleting the same in its entirety and inserting the following in lieu thereof:

"'Eligible Employee' means any Employee of the Employer, except (a) any 'leased employee' within the meaning of Section 414(n) of the Code; (b) any Employee who is a nonresident alien who receives no earned income within the meaning of
Section 911(d)(2) of the Code from the Company which constitutes income from sources within the United States within the meaning of Section 861(a)(3) of the Code; (c) any independent contractor; or (d) George J. Pedersen. The Committee shall determine the employee status of each such person based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, provided the same is made pursuant to the Plan."

2. Effective as of January 1, 1999, Section 8.6 of the Plan is amended by adding the following to the end thereof:

"Notwithstanding the foregoing, a Participant's benefit, interest or payment, or a portion thereof, under the Plan may be offset, pursuant to Section 401(a)(13)(C) of the Code, against an amount that the Participant is ordered or required to pay to the Plan if such order or requirement arises (i) under a judgment of conviction for a crime involving the Plan, or (ii) under a civil judgment (including a consent order or decree) entered by a court in an action in connection with a violation (or alleged violation) of fiduciary standards, or
(iii) pursuant to a settlement agreement between the Department of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with a violation of fiduciary standards."

3. Effective as of January 1, 1999, Section 13.2(e) of the Plan is amended by deleting the phrase "Section 401(a)(4) and Section 410" therein and by inserting the phrase "Section 401(a)(4) or Section 410" in lieu thereof.

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4.  Effective as of January 1, 1999, Appendix A of the Plan is amended by deleting the same in its entirety and inserting the following in lieu thereof:

                                   APPENDIX A

                         Participating Employers in the

        ManTech International Corporation Employee Stock Ownership Plan

Participating Employer                              EIN          Effective Date

ManTech International Corporation                   22-1852179   01 January 1999

ManTech Systems Engineering Corporation             52-1396237   01 January 1999

ManTech Test Systems, Inc.                          54-1865918   01 January 1999

ManTech Advanced Development Group, Inc.            54-1871905   01 January 1999
(formerly known as ManTech Systems Integration Corporation)

ManTech Systems Solutions Corporation               54-1030125   01 January 1999

ManTech Environmental Technology, Inc.              54-1554099   01 January 1999

ManTech Environmental Research Services Corp.       54-1661370   01 January 1999

NSI Environmental Solutions, Inc.                   52-1714389   01 January 1999

ManTech Environmental Corporation                   54-1791879   01 January 1999

ManTech Design and Development Corporation          52-2001818   01 January 1999

ManTech Advanced Systems International, Inc.        52-1396243   01 January 1999

ManTech Telecommunications &                        52-1279373   01 January 1999
  Information Systems Corporation

ManTech Germany Systems Corporation                 54-1908709   01 January 1999

ManTech China Systems Corporation                   54-1904240   01 January 1999

ManTech Enterprise Solutions, Inc.                  54-1922497   01 January 1999
(formerly known as ManTech Y2K Solutions, Inc.)

ManTech Advanced Development Group, Inc.            33-0172909   01 January 1999

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     VOBIX CORPORATION                            52-2232073    30 March 2000

     LATAM Corporation                            54-1967613    13 December 1999

     ManTech Security Technologies Corporation    54-1995518    22 June 2000

5.  In all respects not amended, the Plan is hereby ratified and confirmed.

                                   * * * * *

     To record adoption of the Amendment as set forth above, the Company has caused this document to be signed on this 18 day of October 2000.

                                        MANTECH INTERNATIONAL CORPORATION

                                        BY: /s/ John A. Moore, Jr.
                                            -----------------------------
                                            John A. Moore, Jr.

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